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                                                                 Exhibit 23.2



                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Pearle, Inc.:



We consent to the use of our report incorporated herein by reference.



                           /s/ KPMG PEAT MARWICK LLP


Dallas, Texas
November 18, 1997